(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions and Discontinued Operations - Summary of Pretax Profit and Components (Detail) - Conventional Tankers [Member] - Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment [Line Items]
Revenues	$ 30,230	$ 33,566	$ 34,772
Voyage expenses	(2,326)	(5,373)	(4,532)
Vessel operating expenses	(6,234)	(5,906)	(5,813)
Depreciation and amortization	(6,583)	(6,680)	(6,511)
General and administrative	(11)	(8)	(6)
Restructuring charge			(438)
Income from vessel operations	15,076	15,599	17,472
Interest expense	(1,007)	(902)	(981)
Foreign currency exchange loss	(7)	(6)	(9)
Other expense - net		(4)	(4)
Net income before income tax expense	$ 14,062	$ 14,687	$ 16,478